UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

YUNHONG CTI LTD.

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2020, Yunhong CTI Ltd. (the “Company”) convened its Annual Meeting of shareholders for the purpose of holding a stockholder vote (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to:

1.	To elect 7 directors to hold office during the year following the annual meeting or until their successors are elected (“Proposal 1”)

2.	To approve a non-binding proposal on executive compensation (“Proposal 2”)

3.	To recommend, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation (“Proposal 3”)

4.	To ratify the appointment of RBSM LLP (“RBSM”) as auditors of the Company for the fiscal year ending December 31, 2020 (“Proposal 4”); and

5.	To transact such other business as may properly come before the meeting (Proposal 5”)

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 9, 2020.

The number of shares of common stock entitled to vote at the Annual Meeting was 4,494,608. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 2,435,860. Proposals 1, 2, 3, 4 and 5 submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1:

Frank Cesario

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,433,473	0	2,387	0

Bret Tayne.

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,432,973	0	2,887	0

John Klimek

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,432,973	0	2,887	0

Art Gisonni

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,433,873	0	1,987	0

Yubao Li

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,433,862	0	1,998	0

Wan Zhang

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,435,838	0	22	0

Yaping Zhang

Votes For	Votes Against	Withheld	Brokers Non-Votes
2,435,838	0	22	0

Proposal 2:

Votes For	Votes Against	Abstain	Brokers Non-Votes
2,435,729	131	0	0

Proposal 3:

Three Years	Two Years	One Year	Abstain
1,865,992	17	569,884	7

Proposal 4:

Votes For	Votes Against	Abstentions
2,435,853	0	7

Proposal 5:

Votes For	Votes Against	Abstentions
2,007,381	28,462	17

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020

YUNHONG CTI LTD.

By:	/s/ Frank Cesario
Frank Cesario
President, Chief Executive Officer and Chief Financial Officer